SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The High Yield Plus Fund Inc.

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THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Meeting”) of The High Yield Plus Fund, Inc. (“Fund”) will be held on August 22, 2007 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

(1) to elect three Class I Directors of the Fund; and

(2) to consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of common stock of record at the close of business on June 20, 2007 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

By Order of the Board of Directors,

/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary and Chief Legal Officer

Dated: July 16, 2007

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed form of proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY STATEMENT

Annual Meeting of Stockholders

August 22, 2007

INTRODUCTION

This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. (“Fund”) on behalf of the Board of Directors of the Fund (“Board”) in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders or any adjournments thereof (“Meeting”) to be held on August 22, 2007 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As discussed more fully below, stockholders of the Fund are being asked to vote on a proposal to elect three Directors of the Fund. The Board knows of no business other than the election of three Class I Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment in the interests of the Fund.

If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked or changed at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person (only attending the Meeting will not automatically revoke a proxy). However, if no instructions are specified on a properly executed proxy, shares will be voted “FOR” the election of each nominee for Class I Director and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on June 20, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had 16,088,240 shares of common stock outstanding and entitled to vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about July 16, 2007.

The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of shares, will be borne by the Fund. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Investments LLC. In addition, the Fund’s Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Computershare Fund Services as the proxy solicitation firm (the Proxy Solicitation Firm). The estimated cost of solicitation by the Proxy Solicitation Firm is $5,000 in fees, plus out-of-pocket expenses, and will be borne by the Fund.

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes of the Fund’s outstanding common stock is required for a quorum. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting is required to elect each Class I Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in “street name” for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote “AGAINST” an adjournment and “AGAINST” the proposed nominees for Directors because the required vote is a percentage of the shares present at the Meeting.

As of the Record Date, there are no persons or group known to Management who owned of record or beneficially more than 5% of the Fund’s outstanding common stock.

STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, BY CALLING COMPUTERSHARE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO COMPUTERSHARE TRUST COMPANY, N.A., P.O. BOX 43010, PROVIDENCE, RHODE ISLAND 02940-3010.

ELECTION OF DIRECTORS

PROPOSAL

The Fund’s Board of Directors is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years or until their successors are elected and qualified. The classification of the Fund’s Directors helps to promote the continuity and stability of the Fund’s management and policies because it increases the likelihood that a majority of the Directors at any given time will have prior experience as Directors of the Fund.

The current Class I Directors, David E.A. Carson, Richard A. Redeker and Judy A. Rice, each have terms expiring in 2007. The Fund’s Nominating Committee, consisting solely of Directors of the Fund who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), met on May 15, 2007 and reviewed the qualifications, experience and background of Ms. Rice who was appointed to the Board in January 2005 and of Messrs. Carson and Redeker, who were appointed to the Board in May 2004 and January 2005, respectively. Based upon this review, the Committee determined that nominating Ms. Rice and Messrs. Carson and Redeker would be in the best interests of the Fund’s stockholders. The Fund’s Board believes that Ms. Rice and Messrs. Carson and Redeker are well suited for service on the Board due to their familiarity with the mutual fund industry as well as their prior experience in serving as a director for certain mutual fund complexes.

At a meeting held on June 6, 2007, the Board received the recommendation of the Nominating Committee. After discussion and consideration of, among other things, their respective backgrounds, the Board voted to nominate Judy A. Rice, David E.A. Carson and Richard A. Redeker (collectively, the “Nominees”) for election as Class I Directors with a term expiring in 2010.

Shareholders are asked to elect the Nominees to serve as Directors, each to serve until the expiration of the term of the class to which the Nominee has been nominated or until his or her successor is elected and qualified.

It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each Nominee. The Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend or the Board may reduce the number of Directors as provided in the Fund’s By-laws. None of the Nominees or current Directors is related to one another.

No Director or Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Director or Nominee have any interest materially adverse to the Fund or any of its affiliates.

The following tables set forth certain information regarding each of the Nominees, Directors and officers of the Fund. Unless otherwise noted, each of the Nominees, Directors and officers has engaged in the principal occupation listed in the following table for five years or more.

INFORMATION REGARDING NOMINEES

FOR ELECTION AT 2007 ANNUAL MEETING AND CURRENT DIRECTORS

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
CLASS I (term expiring in 2010, if elected)

INDEPENDENT DIRECTORS/NOMINEES
Richard A. Redeker, Age 63	Director since 2005.	Management Consultant; Director of PennTank Lines, Inc. (since 1999).	3

		Currently, Director or Trustee of 63 portfolios within the Prudential Retail Fund Complex(5).

David E. A. Carson, Age 72	Director since 2004.	Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.	3

		Currently, Director or Trustee of 66 portfolios comprising the Prudential Mutual Fund Complex(6).

INTERESTED DIRECTOR
Judy A. Rice, Age 59 (7)	President since 2004 and Director since 2005.	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC (PI); Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS); President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Investment Company Institute.	3

		Currently, Director or Trustee of 63 portfolios within the Prudential Retail Fund Complex(5).

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
CLASS III (term expiring in 2009)

INDEPENDENT DIRECTORS
Linda W. Bynoe, Age 54	Director since 2005.	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co; Director of Simon Property Group, Inc. (real estate investment trust ) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).	3

		Currently, Director or Trustee of 62 portfolios within the Prudential Retail Fund Complex(5).

Stephen G. Stoneburn, Age 63	Director since 2005.	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	3

		Currently, Director or Trustee of 64 portfolios within the Prudential Retail Fund Complex(5).

Clay T. Whitehead, Age 68	Director since 2000.	President (since 1983) of YCO (new business development firms).	3

		Currently, Director or Trustee of 64 portfolios comprising the Prudential Retail Fund Complex(5).

CLASS II (term expiring in 2008)

INDEPENDENT DIRECTORS
Robert E. La Blanc, Age 73	Director since 1999.	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).	3

		Currently, Director or Trustee of 64 portfolios comprising the Prudential Retail Fund Complex(5).

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
Douglas H. McCorkindale, Age 68	Director since 1996.	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media); Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001). Currently, Director or Trustee of 62 portfolios comprising the Prudential Retail Fund Complex(5).	3

Robin B. Smith, Age 67	Director since 2005.	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairperson and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House; Formerly Director of BellSouth Corporation (1992-2006).	3

		Currently, Director or Trustee of 64 portfolios within the Prudential Retail Fund Complex(5).

INTERESTED DIRECTOR
Robert F. Gunia, Age 60 (8)	Vice President since 2004 and Director since 2005.	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.	3

		Currently, Director or Trustee of 143 portfolios within the Prudential Mutual Fund Complex(6).

(1)	The address for each Nominee and Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2)	Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Fund’s by-laws or charter or by statute.
(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	For the purpose of proxy statement disclosure requirements, the Fund’s “Fund Complex” consists of the Fund, which is advised by Wellington Management Company, LLP, the Fund’s investment adviser (the “Investment Adviser” or “Wellington Management”), and a group of two other portfolios of registered investment companies (The Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio of The Target Portfolio Trust) which are each sub-advised by Wellington Management and are all part of the Prudential Retail Fund Complex, for which PI provides investment management and other services. The Fund does not hold itself out as part of any fund complex other than as stated herein.
(5)	The Prudential Retail Fund Complex consists of corporate or trust entities that constitute mutual fund portfolios, including the Fund, for which PI serves as manager to open-end investment companies or as manager or administrator to closed-end investment companies.
(6)	The Prudential Mutual Fund Complex consists of all registered investment companies managed or administered by PI. The funds for which PI serves as manager, administrator or co-manager include JennisonDryden Funds, Target Funds, The Prudential Variable Contract Accounts, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.
(7)	Ms. Rice is considered an “interested person” as defined under the 1940 Act because of her position as an officer of the Fund.
(8)	Mr. Gunia is considered an “interested person” of the Fund as defined under the 1940 Act because of his position as an officer of the Fund.

INFORMATION ABOUT THE FUND’S OFFICERS NOT PREVIOUSLY LISTED

Information pertaining to the officers of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served(2)	Principal Occupations During Past 5 Years
Officers
Lee Augsburger (48)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of AST Investment Services, Inc.

Valerie M. Simpson (48)	Deputy Chief Compliance Officer	Since 2007	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President—Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Deborah A. Docs (49)	Chief Legal Officer and Secretary	Since 2005 Since 2004	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served(2)	Principal Occupations During Past 5 Years
Andrew R. French (44)	Assistant Secretary	Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Jonathan D. Shain (48)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Peter Parrella (48)	Assistant Treasurer	Since 2007	Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

M. Sadiq Peshimam (43)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

(1)	The address for each officer is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2)	Officers of the Fund are generally elected and appointed by the Board of Directors for one-year terms.

COMPENSATION OF DIRECTORS

The Fund’s officers receive no compensation from the Fund for their services rendered to the Fund. The Board adopted a new compensation policy, effective January 1, 2005, in order to further integrate its policies with the Prudential Retail Fund Complex. The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on the committees of the Fund may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds in the Prudential Mutual Fund Complex upon whose boards the Directors may be asked to serve.

The table below includes certain information relating to the compensation of the Fund’s Independent Directors paid by the Fund for the fiscal year ended March 31, 2007, as well as information regarding compensation from the Prudential Mutual Fund Complex for the year ended December 31, 2006.(1)

The Fund has no retirement or pension plans for its Directors.

COMPENSATION TABLE

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and the Prudential Mutual Fund Complex Paid to Directors(1)(3)
Linda W. Bynoe(2)	$1,330	N/A	N/A	$180,000 (33/73)
David E. A. Carson	$1,330	N/A	N/A	$191,000 (37/77)
Robert E. La Blanc	$1,330	N/A	N/A	$176,250 (35/75)
Douglas H. McCorkindale(2)	$1,330	N/A	N/A	$174,000 (33/73)
Richard A. Redeker	$1,360	N/A	N/A	$185,000 (34/74)
Robin B. Smith(2)	$1,380	N/A	N/A	$195,000 (35/75)
Stephen G. Stoneburn(2)	$1,350	N/A	N/A	$179,000 (35/75)
Clay T. Whitehead	$1,330	N/A	N/A	$179,000 (35/75)

(1)	Total compensation from the Fund and the Fund Complex (as defined in Note (4) on page 7 above) paid to each Independent Director for the year ended December 31, 2006 was as follows: Linda W. Bynoe—$4,030; David E. A. Carson—$4,030; Robert E. La Blanc—$3,990; Douglas H. McCorkindale—$3,990; Richard A. Redeker—$4,120; Robin B. Smith—$4,100; Stephen G. Stoneburn—$4,020; and Clay T. Whitehead—$3,990. Except as noted in Note (4) on page 7 above, the Fund does not hold itself out as part of any fund complex.
(2)	Certain Independent Directors defer their fees from the Fund and Fund Complex (as defined in Note (4) on page 7 above). Such fees deferred during 2006, included in the “Total Compensation From the Fund” column by Ms. Bynoe, Ms. Smith and Messrs. McCorkindale and Stoneburn were $38,576, $372,675, $205,386 and $49,202, respectively.
(3)	Numbers in parenthesis indicate number of funds/portfolios in the Prudential Mutual Fund Complex (including the Fund) at December 31, 2006 to which aggregate compensation relates.

DIRECTORS’ AND NOMINEES’ OWNERSHIP OF FUND SECURITIES

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Nominee in the Fund and the Prudential Mutual Fund Complex as of December 31, 2006.(1)

Name of Director	Aggregate Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in Investment Companies Overseen by Director in the Prudential Mutual Fund Complex(1)
INDEPENDENT DIRECTORS/NOMINEES
Linda W. Bynoe	None	None
David E. A. Carson	None	None
Robert E. La Blanc	$1–$10,000	$10,001–$50,000
Douglas H. McCorkindale	None	None
Richard A. Redeker	None	None
Robin B. Smith	None	None
Stephen Stoneburn	None	None
Clay T. Whitehead	$1–$10,000	$10,001–$50,000

INTERESTED DIRECTORS
Robert F. Gunia	None	None
Judy A. Rice	None	None

(1)	Except as noted in Note (4) on page 7 above, the Fund does not hold itself out as part of any family of investment companies.

As of December 31, 2006, Directors, Nominees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s outstanding common stock.

Mr. McCorkindale, an Independent Director of the Fund, owns limited partnership interests in a family partnership that owns interests in four hedge funds managed by an affiliate of Wellington Management.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Board of Directors met four times during the Fund’s fiscal year ended March 31, 2007, and each Director at the time attended at least 75% of the total number of meetings of the Board. The Board has an Audit Committee and a Nominating and Governance Committee.

AUDIT COMMITTEE

The Fund has a standing Audit Committee that consists entirely of Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the listing standards of the New York Stock Exchange. The members of the Audit Committee are Msses. Bynoe and Smith (Ex-Officio) and Messrs. Carson (Chairperson), Stoneburn and Whitehead. The Board has determined in accordance with Section 303A that Mr. Carson possesses accounting or related financial management expertise and qualifies as an “audit committee financial expert.” The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Adviser and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.

The Fund’s Audit Committee operates pursuant to a written charter approved in its current form on September 11, 2006, a copy of which is attached as Appendix B to this Proxy statement. The Fund’s Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from KPMG LLP (“KPMG”), independent registered public accounting firm for the Fund. The Audit Committee has discussed with KPMG such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

The Audit Committee met five times during the fiscal year ended March 31, 2007, and each Director who was then a member of the Audit Committee attended at least 75% of those meetings. On May 22, 2007, the Committee met to review the Fund’s audited financial statements. Attached as Appendix A is a copy of the Audit Committee’s Report. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with fund management and the independent registered public accounting firm, the Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2007 fiscal period be included in the Fund’s Annual Report to Stockholders.

NOMINATING AND GOVERNANCE COMMITTEE

On March 2, 2005, the Fund’s Nominating Committee functions were expanded and the Committee was redesignated the Nominating and Governance Committee. The Fund’s Nominating and Governance Committee consists entirely of Independent Directors of the Fund, who are determined to be independent as defined in the listing standards of the New York Stock Exchange. The members of the Nominating and Governance Committee are Ms. Smith (Ex-officio) and Messrs. La Blanc, McCorkindale and Redeker (Chairperson). The Nominating and Governance Committee is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, director compensation and governance practices. The Fund has adopted a charter of the Nominating and Governance Committee, which is available on the Fund’s website and has been previously provided as an appendix to a proxy statement delivered to Fund shareholders during the fiscal year ended March 31, 2006. In addition the Committee has established procedures to identify and evaluate potential nominees. The Nominating and Governance Committee met four times during the fiscal year ended March 31, 2007, and each Director who was then a Committee member was in attendance at those meetings.

NOMINEE QUALIFICATIONS. The Nominating and Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also considers whether prospective nominees have knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as independent directors, independence from the Fund’s investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.

IDENTIFICATION OF NOMINEES. The Nominating and Governance Committee considers prospective candidates from stockholders and any other source it deems appropriate. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of the Chairperson of the Committee, Richard A. Redeker (addressed c/o The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed above. The

Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with the Committee would be arranged. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), Section 30(h) of the 1940 Act and SEC regulations thereunder, the Fund’s officers and Directors, persons owning more than 10% of the Fund’s common stock and certain personnel of the Investment Adviser or affiliated persons of the Investment Adviser are required to report their transactions in the Fund’s common stock to the SEC, the New York Stock Exchange and the Fund. Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the fund’s investment adviser) have complied with all filing requirements under Section 16 applicable to them with respect to transactions during the Fund’s most recent fiscal year.

DIRECTOR ATTENDANCE AT MEETINGS AND

STOCKHOLDER COMMUNICATIONS

Generally, the Chairperson of the Board, or another Director of the Fund in the Chairperson’s absence, attends and chairs the Fund’s Annual Meeting of Stockholders. The Fund does not require attendance by Directors at annual meetings of stockholders. Stockholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer (addressed to The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See “Stockholder Proposals” below.

INFORMATION ON THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee selected KPMG to act as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2008. The selection of KPMG was ratified by the entire Board, including a majority of the Independent Directors. KPMG has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no KPMG professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of KPMG as its independent registered public accounting firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (collectively, the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

The tables below set forth the fees billed by KPMG for the fiscal years ended March 31, 2007 and March 31, 2006, respectively, for (i) all audit and non-audit services provided directly to the Fund and (ii) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	AUDIT FEES are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;

•	AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements not included in Audit Fees;

•	TAX FEES include tax compliance, tax advice and tax planning; and

•	ALL OTHER FEES include any other products and services provided by KPMG.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO THE FUND:

For the fiscal year ended March 31, 2007.

Audit Fees	Audit-Related Fees($)	Tax Fees	All Other Fees
$26,757	None	None	None

For the fiscal year ended March 31, 2006.

Audit Fees	Audit-Related Fees($)	Tax Fees	All Other Fees
$22,500	None	None	None

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE FUND’S AFFILIATED SERVICE PROVIDERS FOR WHICH PRE-APPROVAL BY THE COMMITTEE WAS REQUIRED:

For the fiscal year ended March 31, 2007.

Audit-Related Fees($)	Tax Fees	All Other Fees
None	None	None

For the fiscal year ended March 31, 2006.
Audit-Related Fees($)	Tax Fees	All Other Fees
None	None	None

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO THE FUND AND ITS AFFILIATED SERVICE PROVIDERS, REGARDLESS OF WHETHER PRE-APPROVAL WAS REQUIRED.

For the fiscal year ended March 31, 2007.

Aggregate Non-Audit Fees($)
None

For the fiscal year ended March 31, 2006.

Aggregate Non-Audit Fees($)
None

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES.

Audit and non-audit services provided to the Fund by KPMG require pre-approval by the Fund’s Audit Committee; provided, however, that the pre-approval requirement with respect to non-audit services to the Fund may be waived consistent with the exceptions provided for in the 1934 Act. The Audit Committee, or under certain limited circumstances, the Committee Chairperson or other Committee member to whom this responsibility may be delegated, pre-approves these services on a case-by-case basis. All of the audit and non-audit services described above for which KPMG billed the Fund fees for the fiscal years ended March 31, 2007 and March 31, 2006 were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2007 and March 31, 2006, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, in accordance with the Fund’s By-Laws, the laws of the state of Maryland and the proxy rules under the 1934 Act, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund. The Chairperson of the Meeting may refuse to acknowledge the introduction of any stockholder proposal not made in accordance with the procedures set forth below in the section entitled “Stockholder Proposals.”

FUND MANAGEMENT AND ADMINISTRATION

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund’s Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of June 30, 2007, the Investment Adviser held discretionary investment authority over client assets totaling approximately $597 billion. The Investment Adviser and its predecessor organizations have provided investment advisory services since 1928. The Investment Adviser is owned by its 98 partners, all of who are active members of the firm. The Investment Adviser is not affiliated with PI, the Fund’s administrator, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The Fund does not currently have a principal underwriter.

STOCKHOLDER PROPOSALS

The Fund’s By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice in writing to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund’s Proxy Statement for its previous year’s annual meeting was first released to stockholders. If pursuant to the Fund’s By-Laws a stockholder intends to make a nomination or present a proposal at the Fund’s annual meeting of stockholders in 2008, notice must be received at the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 on or before April 17, 2008. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal and such other information as is set forth in the Fund’s By-Laws. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received on or before April 17, 2008 will not be considered “timely” within the meaning of Rule 14a-4(c) of the 1934 Act.

Stockholders interested in presenting a proposal for inclusion in the Fund’s proxy statement may do so by following the procedures in Rule 14a-8 of the 1934 Act. To be eligible for inclusion in the Fund’s proxy statement, stockholder proposals must be received at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 on or before March 18, 2008. Merely submitting a proposal for inclusion in the Fund’s proxy statement does not assure that it will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING

TRUSTEES AND THEIR NOMINEES

Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

By order of the Board of Directors,

/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary and Chief Legal Officer

Dated: July 16, 2007

Appendix A

THE HIGH YIELD PLUS FUND, INC.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of The High Yield Plus Fund, Inc. (the “Fund”) operates pursuant to a Charter adopted September 11, 2006, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, selecting the auditors and reviewing the scope and results of the Fund’s annual audit with the Fund’s independent registered public accounting firm. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on May 22, 2007 to review the Fund’s audited financial statements for the fiscal period ended March 31, 2007. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and the Fund’s independent registered public accounting firm, KPMG, LLP (“KPMG”). The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with KPMG its independence.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and KPMG.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended March 31, 2007.

The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303A.06.

Linda W. Bynoe	Stephen G. Stoneburn
David E. A. Carson	Clay T. Whitehead
Robin Smith (Ex. Officio)

May 22, 2007

A-1

Appendix B

AUDIT COMMITTEE

CHARTER

I.	Qualifications for Membership on the Audit Committee

The Audit Committee of each Fund shall consist of a minimum of three Directors of the Fund, appointed by the Board of Directors of the Fund:

(a)	no member shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (1940 Act);

(b)	no member shall accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than in his or her capacity as a member of the Board of Directors or any committee thereof);

(c)	at the time of his or her appointment to the Audit Committee, each member shall be financially literate as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(d)	at least one member must have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Board of Directors shall determine annually (i) if simultaneous service on the audit committees of more than three public companies by a member of the Audit Committee would not impair the ability of such member to effectively serve on the Audit Committee and (ii) whether any member of the Audit Committee is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a)	to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting;

(b)	to oversee the integrity of the Fund’s financial statements and the independent audit thereof;

(c)	to oversee, or as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)	to approve the engagement of the Fund’s independent accountants and, in connection therewith and on an ongoing basis, to review and evaluate the qualifications, independence and performance of the Fund’s independent accountants; and

(e)	to act as a liaison between the Fund’s independent accountants and the full Board.

III.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent accountants’ responsibility to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) preparation, presentation and integrity of the Fund financial statements; (2) maintenance of appropriate accounting and financial reporting principles and policies; (3) maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations; and (4) maintenance of procedures for the reporting to the Audit Committee of material findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers. The independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and terms of their engagement letter. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the shareholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to retain and terminate the Fund’s independent accountants (subject, if applicable, to shareholder ratification). Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent accountants.

The review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent accountants for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund or management and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the responsibility of the Committee or its members to conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; (3) a Board committee of which the Director is not a member; and (4) representations made by management as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Fund. “Management” means the Fund’s Manager, acting through its officers and employees, not the Fund’s officers as such.

IV.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	to select or retain independent accountants to annually audit and provide their opinion on the Fund’s financial statements, and recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) to ratify the selection or retention;

(b)	to terminate, as appropriate, the independent accountants;

(c)	to monitor the independence and capabilities of the independent accountants;

(d)	to review and approve the independent accountants’ compensation and the proposed terms of their engagement, including the fees proposed to be charged to the Fund by the independent accountants for each audit and non-audit service;

(e)	to approve prior to appointment, the engagement of the independent accountant or any other independent accounting firms to provide other audit services to the Fund or to provide permissible non-audit services to the Fund, its investment adviser (which throughout this Charter includes the Fund’s subadviser(s), if any) or any entity controlling, controlled by, or under common control with the investment adviser (adviser affiliate) that provides ongoing services to the Fund, if the engagement relates directly to the operations or financial reporting of the Fund and as otherwise required by law;

2

(f)	to discuss with management the independent accountants’ proposals for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and to consider periodically whether to rotate the audit firm itself;

(g)	to establish, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the services described in the paragraph immediately above;

(h)	to consider the controls applied by the independent accountants and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(i)	to consider whether the non-audit services provided by the Fund’s independent accountants to the Fund, the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund, are compatible with maintaining the independent accountants’ independence;

(j)	to recommend to the Board of Directors the appointment of the Fund’s principal accounting officer and principal financial officer;

(k)	to review the arrangements for and scope of the annual audit and any special audits;

(l)	to oversee the work of the Fund’s independent accountants by reviewing, with the independent accountants, (i) the arrangements for, the scope of, and the results of, the audit of annual financial statements; and (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers;

(m)	to review and discuss the Fund’s annual audited financial statements, and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements, with Fund management and the Fund’s independent accountants and to review the independent accountants’ opinion on the Fund’s financial statements;

(n)	to review, as appropriate and in consultation with management of the Fund and/or the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to Fund accounting and financial reporting policies, procedures and internal controls over financial reporting (including the Fund’s critical accounting policies and practices), any matters of concern relating to the Fund’s financial statements, including any adjustments to such statements recommended by the independent accountants, any material problems or difficulties in conducting the audit or reaching an unqualified opinion on the financial statements, any significant disagreements with management and, to the extent the Audit Committee deems necessary or appropriate, any matters to promote improvements in the quality of the Fund’s accounting and financial reporting, as well as any management responses to comments relating to those policies, procedures, controls and other issues;

(o)	to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Fund’s internal control over financial reporting;

(p)	to consider, in consultation with the independent accountants and management, the adequacy of the Fund’s accounting and financial reporting policies and practices and their internal controls and procedures for financial reporting;

(q)

to establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential,

3

anonymous submission by employees of the Fund and by employees of the Fund’s investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Fund of concerns about accounting or auditing matters;

(r)	to address reports from attorneys (in accordance with any attorney conduct procedures adopted by the Fund or its investment adviser from time to time) or independent accountants of possible violations of federal or state law or fiduciary duty;

(s)	to review, periodically, reports to the Audit committee regarding findings by the internal audit department of Prudential Financial, Inc. relating to the operations of the Fund and/or its advisers or service providers;

(t)	to investigate, or initiate an investigation, when the Committee deems it necessary, of reports of potential improprieties or improprieties in connection with the Fund’s accounting or financial reporting Fund operations;

(u)	to meet periodically with management of the Fund (outside the presence of the independent accountants) and with the independent accountants of the Fund (outside the presence of Fund management) to discuss any issues relating to the Fund’s audited financial statements or otherwise arising from the Committee’s functions.

(v)	to resolve disagreements between management and the independent accountants regarding financial reporting or in Fund operations;

(w)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such independent accountants, and any steps taken to deal with any such issues; and (iii) to assess the independence of the Fund’s independent accountants, all relationships between the Fund’s independent accountants and the Fund; the Fund’s investment adviser, and affiliates of the adviser;

(x)	to establish hiring policies and procedures for the Fund, its investment adviser or administrator relating to the hiring of employees or former employees of the Fund’s independent accountants;

(y)	to report the Committee’s activities and conclusions on a regular basis to the Board of Directors and to make such recommendations as the Committee deems necessary or appropriate;

(z)	to at least annually review the adequacy of, and, as appropriate, implement changes to, its Charter;

(aa)	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter; and

(bb)	to evaluate annually the performance of the Audit Committee.

To the extent permitted by a Fund’s Articles of Incorporation/Declaration of Trust and bylaws, the Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members in accordance with pre-approval policies and procedures developed by the Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval of the audit required by the federal securities laws may not be delegated.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the Fund’s

4

independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Fund, the authority to retain and compensate independent counsel and other advisers as the Committee deems necessary, and the appropriate resources, as the Committee deems necessary, to pay for ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

V.	Meetings of the Audit Committee

The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund’s independent accountants. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund-related matters.

5

The High Yield Plus Fund, Inc.

Proxy

Statement

The High

Yield Plus

Fund, Inc.

Notice of

Annual Meeting

to be held on

August 22, 2007

and

Proxy Statement

PROXY	THE HIGH YIELD PLUS FUND, INC.	PROXY

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HIGH YIELD PLUS FUND, INC. The undersigned hereby appoints Deborah A. Docs, Andrew R. French and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Plus Fund, Inc. held of record by the undersigned on June 20, 2007 at the Annual Meeting of Stockholders to be held on August 22, 2007, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

HAS YOUR ADDRESS CHANGED?

☒	Please mark votes as in this example.	3543

The Board of Directors recommends a vote FOR the following nominees.

1.	Election of Directors:
Class I: (01) David E.A. Carson, (02) Richard A. Redeker, (3) Judy A. Rice
If you do not wish your shares voted “For” particular nominee(s), mark the “For all nominees except” box and indicate on the line below the nominee(s) for which you wish authority to vote be withheld.
			FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	FOR ALL NOMINEES EXCEPT	☐	For all nominees except as noted on the line above

In their discretion, the Proxies are authorized to vote, according to their best judgment in the interest of The High Yield Plus Fund, Inc., upon such other business as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change has been noted on the reverse side of this card. ☐

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer. If signer is a partnership, please sign in partnership name by authorized person, giving full title as such.

Signature:	Date:	Signature:	Date: